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                                      1997

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INCORPORATED UNDER THE LAWS                             OF THE STATE OF DELAWARE


          NUMBER                                                 SHARES
     ---------------                                        ----------------



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                              SCHEID VINEYARDS INC.

                   AUTHORIZED CAPITAL STOCK: 32,000,000 SHARES

20,000,000 SHARES             2,000,000 SHARES         10,000,000 SHARES
CLASS A COMMON STOCK          PREFERRED STOCK          CLASS B COMMON STOCK
PAR VALUE $.001               PAR VALUE $.001          PAR VALUE $.001
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Scheid Vineyards Inc. shall furnish, without charge, to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                                     COMMON


THIS CERTIFIES THAT _____________________________________________ is the record holder of ________________________________________Shares of Class B Common Stock
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

                                 C L A S S   "B"

The Corporation will furnish at its principal office, without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal hereunto affixed
          this_______________ day                 of_____________A.D.__________

                                     [SEAL]
_____________________________                     _____________________________
                    Secretary                                         President
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                                    CLASS "B"

                                     COMMON

                                   CERTIFICATE

                               NO._______________

               FOR_________________________________________SHARES
                                    ISSUED TO

               __________________________________________________
               __________________________________________________
               DATED_______________________________________19____

                              FROM WHOM TRANSFERRED


               __________________________________________________
               DATED_______________________________________19____
               NO. ORIGINAL     NO. ORIGINAL      NO. OF SHARES
                  SHARES        CERTIFICATE        TRANSFERRED




               __________________________________________________
               RECEIVED CERTIFICATE NO.__________________________
               FOR_________________________________________SHARES
               THIS________________DAY OF__________________19____
               __________________________________________________
               __________________________________________________



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       FOR VALUE RECEIVED___________HEREBY SELL, ASSIGN AND TRANSFER UNTO
       __________________________________________________________________
       ________________________________________________SHARES REPRESENTED
       BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND

       APPOINT __________________________________________________ATTORNEY
       TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

       DATED______________19____

       IN PRESENCE OF ___________________________________________________
       __________________________________________________________________


       NOTICE:   THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE
       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.